© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164, a cereblon-binding molecular glue 5th Annual Targeted Protein Degradation Summit October 26, 2022

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Safe Harbor Statement 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These forward-looking statements may be identified by terms such as “will,” “future,” “believe,” “developing,” “expect,” “may,” “progress,” “potential,” “could,” “look forward,” “might,” “should,” and similar terms or expressions or the negative thereof. Examples of such statements include, but are not limited to, statements relating to the following: the advantages of seclidemstat (SP-2577) as a treatment for Ewing sarcoma, Ewing-related sarcomas, and other cancers and its ability to improve the life of patients; expected cohort readouts from the Company’s clinical trials and expected therapeutic options for SP-2577 and related effects and projected efficacy, including SP-2577’s ability to inhibit LSD1; the future of the company’s Phase 1/2 trial of seclidemstat as a treatment for Ewing sarcoma and FET-rearranged sarcomas following the SUSAR; the advantages of protein degraders including the value of SP-3164 as a cancer treatment; the timing of clinical trials for SP-3164 and expected therapeutic options for SP-3164 and related effects and projected efficacy; impact that the addition of new clinical sites will have on the development of our product candidates; the timing of our IND submissions to the U.S. Food and Drug Administration (FDA) and subsequent timing for initiating clinical trials; interim data related to our clinical trials, including the timing of when such data is available and made public; our growth strategy; whether the company will develop additional undisclosed cancer-fighting assets in the targeted protein degradation space; expanding the scope of our research and focus to high unmet need patient populations; and the commercial or market opportunity and expansion for each therapeutic option, including the availability and value of a pediatric priority review voucher for in-clinic treatments and potential for accelerated approval. We may not actually achieve the plans, carry out the intentions or meet the expectations or objectives disclosed in the forward-looking statements. You should not place undue reliance on these forward-looking statements. These statements are subject to risks and uncertainties which could cause actual results and performance to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: Seclidemstat’s impact in Ewing sarcoma and as a potential new and less-toxic treatment; expected dose escalation and dose expansion; the imposition of restrictions imposed by the FDA on the company’s Phase 1/2 trial of seclidemstat as a treatment for Ewing sarcoma and FET-rearranged sarcomas following the SUSAR, including a partial or full clinical hold; our ability to resume enrollment in the clinical trial following its review of the available data surrounding the SUSAR; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials and regulatory submissions; the ability of, and need for, us to raise additional capital to meet our business operational needs and to achieve its business objectives and strategy; future clinical trial results and the impact of such results on us; that the results of studies and clinical trials may not be predictive of future clinical trial results; risks related to the drug development and the regulatory approval process; the competitive landscape and other industry-related risks; and other risks described in our filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as revised or supplemented by its Quarterly Reports on Form 10-Q and other documents filed with the SEC. The forward-looking statements contained in this presentation speak only as of the date of this presentation and are based on management’s assumptions and estimates as of such date. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Salarius Pharmaceuticals, Inc. 3 • An oncology-focused biopharmaceutical company in Houston, TX • 15 FTEs plus experienced consultants • Seasoned leadership team with Big Pharma and Biotech backgrounds  Our mission is to develop novel therapies for patients who need them the most  Pipeline focused on agents that correct gene dysregulation

Pipeline Overview

	Program	Discovery	IND-Enabling	Phase 1	Phase 2	Phase 3	Next Milestones
Inhibitors	**Ewing sarcoma** (Seclidemstat + TC[1])						Interim clinical data updates in 2H 2022
	FET-rearranged sarcomas + Myxoid liposarcoma (Seclidemstat)						
	Hematologic cancers[2] (Seclidemstat + azacytidine)						Interim clinical data updates in 2H 2022
	Select gynecologic cancers[3] (Seclidemstat + pembrolizumab)						Trial activation
	Hematologic and solid tumors NCE second-generation LSD1						Nominate clinical candidate
Degraders	**Hematologic and solid tumors** (SP-3164; A/I molecular glue)						Preclinical data in 2H22 Submit IND in 1H23
	Undisclosed target (Molecular glue)						Announce lead candidate

© 2022 Salarius Pharmaceuticals, Inc.

Non Confidential

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[1] Topotecan and cyclophosphamide [2] Investigator initiated trial active at MD Anderson Cancer Center treating patients with Myelodysplastic Syndromes and Chronic Myelomonocytic Leukemia [3] Investigator initiated trial – Clinical trial agreement not yet finalized

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential CRBN-Binding Molecular Glues Induce Proteasomal Degradation IMiDs® (Immunomodulatory Drugs) – Approved for hematological malignancies Thalidomide Lenalidomide Pomalidomide Cancer-promoting protein is far from E3 ligase Molecular glues Molecular glue brings target protein close to E3 ligase 1 2 Target protein is “flagged” Proteosome recognizes flagged protein and degrades it3 4 5

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Chirality Occurs in Nature & Therapeutics Left- or Right-Handedness Leads to Dramatic Differences Hands & Chiral Compounds non-superimposable mirror images (enantiomers) Turpentine S-Limonene Left-handed enantiomer Orange Peel Oil R-Limonene Right-handed enantiomer 6

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Classic Chiral Switch Example: Celexa®  Lexapro® Improved Drug Profile with the Single, Preferred Enantiomer ESCITALOPRAM S-enantiomer Better efficacy Chiral Switch …from a mixture to the Best Drug! CITALOPRAM Racemate Mixture of R & S enantiomers Applied since the 1990s for racemic drugs with stable chiral centers + 7

Some Racemic Drugs Cannot Undergo Chiral Switching
Because Two Enantiomers Interconvert Due to Unstable Chiral Centers



Thalidomide
Racemic



Lenalidomide
Racemic



Pomalidomide
Racemic





Compounds with unstable chiral centers will interconvert and over time form the mixture

*Representative chemical structure depicts glutarimide portion of thalidomide analogs

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© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Avadomide, an Extensively Studied CELMoD® Exists as a Mixture of 2 Enantiomers 9 R-enantiomerS-enantiomer Avadomide (CC-122) a 1:1 mixture of 2 interconverting enantiomers  Studied in 10 clinical trials in >400 patients CELMoD – Cereblon E3 Ligase Modulation Drugs, a registered trademark of Celgene / BMS

SP-3164: The Deuterium-Stabilized S-Enantiomer of Avadomide

- Stabilization of avadomide enantiomers with deuterium blocks interconversion



NH2
O
N
H
(S)
D
(R)
D

SP-3164
Deuterated S-avadomide

- ✓ Cereblon binder
- ✓ Anti-cancer activity
- ✓ Immune stimulation

SP-3165
Deuterated R-avadomide

- Does not bind cereblon
- Minimal neosubstrate degradation
- *Potentially* supports tumor growth

- An NCE with its own, issued composition of matter patent
- Potential for **improved efficacy and safety compared to avadomide**

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NCE: new chemical entity

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164 Demonstrates Improved Protein Degradation Characteristics Compared to Avadomide (CC-122) 11 Compound Kd (nM) CC-122 330 SP-3164 (d-S) 110 SP-3165 (d-R) 14000 Cereblon Binding SP-3164 binds more potently to cereblon than the racemate (avadomide, CC-122) while SP- 3165 (d-R-enantiomer) does not bind at meaningful concentrations. (d-S) (d-R) Cancer-promoting protein is far from E3 ligase Molecular glues 1 2 Target protein is “flagged” 3 4

SP-3164 Rapidly Degrades IKZF1 (Ikaros)


IKZF1-HiBiT (Jurkat+LgBiT)
Fractional Luminescence (RLU)
1.5
1.0
0.5
0.0
0
10
20
Time (hr)
DMSO
SP-3164
SP-3165
CC-122
Pomalidomide

- SP-3164 has a similar Dmax to CC-122 (1 uM)
- SP-3165 does not cause any protein degradation

Performed at Promega

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© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164 Rapidly Degrades IKZF3 (Aiolos) at Low Concentrations 13 HiBiT-IKZF3 MM.1S Degradation (2 hours) • Treatment with SP-3164 for 2 hrs results in deep and rapid degradation of the target protein, IKZF3. • SP-3165 does not result in protein degradation except for at high concentrations. • At comparable concentrations, SP-3164 induced more degradation of IKZF3 compared to CC-122 0.0 0.5 1.0 1.5 0.0 0.5 1.0 1.5 0.0 0.5 1.0 1.5 SP-3164 (µM) R el at iv e IK ZF 3 D ec re as e R el at iv e IK ZF 3 D ec re as e R el at iv e IK ZF 3 D ec re as eSP-3165 (µM) CC-122 (µM) Performed at Promega 100%50% 50% S R R S

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164 Exhibits Dose-Dependent Aiolos Degradation 14 Compounds studied in WSU-DLCL2 lymphoma cell line (6 hrs) • SP-3164 (100, 500 nM and 5 uM) • SP-3165 (500 nM) • CC-122 (1 uM) • CC-220 (1 uM) • Len (10 uM) • SP-3164 exhibits dose-dependent Aiolos degradation • SP-3165 exhibits minimal neosubstrate degradation • SP-3164 (500 nM) is comparable to CC-122 and CC-220 (1 µM), better than LEN (10 µM) β-actin Aiolos DMSO 0.1 0.5 5 0.5 1 1 10 uM SP-3164

SP-3164 Induces Apoptosis in WSU-DLCL2 (DLBCL) Cells (72h)



DMSO
Late Apoptotic: 1.53%
Early Apoptotic: 3.09%
Live: 95.30%
1uM SP-3165
Late Apoptotic: 1.83%
Early Apoptotic: 4.58%
Live: 93.57%
0.1uM SP-3164
Late Apoptotic: 2.12%
Early Apoptotic: 5.20%
Live: 92.64%
1uM SP-3164
Late Apoptotic: 3.74%
Early Apoptotic: 8.30%
Live: 87.94%
10uM SP-3164
Late Apoptotic: 10.08%
Early Apoptotic: 18.46%
Live: 71.42%
7-AAD PerCP-A
Annexin V FITC-A



Apoptosis in WSU-DLCL2 Cells
DMSO
SP-3165 1uM
SP-3164 0.1uM
SP-3164 1uM
SP-3164 10uM
% gated
0
5
10
15
20
Early Apoptotic
Late Apoptotic

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© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164 Induces Apoptosis in Lymphomas Cells (72h) 16 Lymphomas Multiple Myeloma

SP-3164 *In Vivo* Pharmacokinetics - Stabilization Demonstrated

Exclusive Exposure to Single Enantiomers in Mice



Avadomide (CC-122)
30 mg/kg (PO)
SP-3164 (d-S-CC-122)
15 mg/kg (PO)
SP-3165 (d-R-CC-122)
15 mg/kg (PO)
C plasma (ng/mL)
40000
20000
0
0
5
10
time (h)
S-avadomide
R-avadomide
NH2
O
N
H
(S)
(R)
D

- Avadomide (CC-122): Stereoselective for undesired R-enantiomer after dosing (R>S)
- Little to no interconversion with deuterium-stabilized enantiomers
- Increased C_{max} with single enantiomer vs racemate* → opportunity to lower doses in clinic
- SP-3164 has a shorter T_{max} and $t_{1/2}$ compared to CC-122

PNAS 2015, 112(12): E1471-E1479. Single dose of compound by oral gavage. *Observed with other chiral switches including PXL065 and Nexium®

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© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164 Shows Significant Activity in MM H929 Xenograft Model R-Enantiomer (SP-3165) is Inactive 18 • SP-3164: Significant tumor growth inhibition (TGI) compared to vehicle • SP-3164: Trended towards more TGI compared to CC-122 • SP-3165: No significant TGI, rather a trend towards supporting tumor growth 0 10 20 30 0 1000 2000 3000 4000 Study Days Tu m or v ol um e (m m 3 ) Vehicle SP-3164 (1.5 mg/kg QD) SP-3165 (1.5 mg/kg QD) NCI-H929 Xenograft Study NCI-H929 Xenograft Study (repeat) Study Days Tu m or v ol um e (m m 3 ) vehicle CC-122 (3 mg/kg QD) d-S, SP-3164 (1.5 mg/kg QD) d-R, SP-3165 (1.5 mg/kg QD) 0 5 10 15 20 25 2000 1500 1000 500 0 Abbreviations: Multiple Myeloma (MM) Compared to vehicle, *p < 0.05; **p < 0.01; ***p < 0.001; ****p < 0.0001 ****

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential 19 SP-3164 Shows Significant TGI Compared to Other IMiDs® In MM H929 Xenograft Model • SP-3164 exhibits significant TGI compared to approved IMiDs for MM1 • Future studies will evaluate SP-3164 in IMiD-refractory MM cell lines Abbreviations: Tumor Growth Inhibition (TGI), Multiple Myeloma (MM) 0 10 20 30 0 1000 2000 3000 4000 NCI-H929 Xenograft Study Study Days Tu m or v ol um e (m m 3 ) Vehicle SP-3164 (1.5 mg/kg QD) SP-3165 (1.5 mg/kg QD) Lenalidomide (3 mg/kg QD) Pomalidomide (3 mg/kg QD) 1. Revlimid® (lenalidomide) and Pomalyst® (pomalidomide) **** Compared to vehicle, ****p < 0.0001

SP-3164: Clinical Dosing Considerations

Identification of Optimal Dose and Schedule to Maximize Effect

- Degrader dosing schedule requires unique considerations
  - Different compared to occupancy-driven inhibitors
  - Take into account compound half-life, sustained PD effect, protein resynthesis, and on-target toxicities
- Preclinical studies may elucidate potential dose schedules to investigate in clinic


High Cmax, short Tmax, long t1/2
Drug exposure
time


Low Cmax, long Tmax & t1/2
Drug exposure
time


Small Cmax, Short Tmax & t1/2
Drug exposure
time

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Abbreviations: Pharmacodynamic (PD)

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential 21 • For equivalent daily exposures (1.5 mg/kg QD and 0.75 mg/kg BID), the BID dose resulted in significantly improved TGI compared to the QD dose  Better to have a lower Cmax, but increased duration of an effective exposure to SP-3164 than a bolus-like exposure * 0 10 20 30 0 1000 2000 3000 4000 NCI-H929 Xenograft Study Study Days Tu m or v ol um e (m m 3 ) Vehicle SP-3164 (1.5 mg/kg QD) SP-3164 (0.75 mg/kg BID) * p ≤ 0.05 SP-3164: Clinical Dosing Considerations SP-3164 Dosed BID Has Improved Activity Compared To QD Abbreviations: Tumor Growth Inhibition (TGI)

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164 Shows Enhanced TGI In Combo With Dexamethasone Comparable activity to CC-220 22 • Combo SP-3164 + dexamethasone (Dex) showed increased TGI vs either agent alone. – Compared favorably to CC-220 (iberdomide) + Dex • Future studies with combos of SP-3164 and MM standard-of-care (SOC) agents 0 10 20 30 0 1000 2000 3000 4000 NCI-H929 Xenograft Study Study Days Tu m or v ol um e (m m 3 ) Vehicle SP-3164 (1.5 mg/kg QD) Dexamethasone (10 mg/kg QD) SP-3164 (1.5mg/kg QD) + Dex (10mg/kg QD) CC-220 (1.5 mg/kg QD) CC-220 (1.5mg/kg QD) + Dex (10mg/kg QD) 0 20 40 60 80 100 % T um or G ro w th In hi bi tio n SP-3164 Dexamethasone SP-3164 + Dex CC-220 CC-220 + Dex TGI at Day 25 Abbreviations: Tumor Growth Inhibition (TGI) *** Compared to single agent SP-3164; ***p < 0.001

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential SP-3164 Exhibits Immune Modulation Effects 23 D'Souza, C. et al. Frontiers in Immunology 12 (2021) IFNγ IL-2 TNFα 0 50 100 150 200 250 pg /m L Unstimulated CD3 + Vehicle CD3 + 3164 1uM CD3 + 3164 10uM CD3 + 3164 100uM Cytokine Production

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Conclusions and Future Directions Conclusions Selecting for preferred enantiomers is a proven method for successful drug development We successfully developed SP-3164 to be the stabilized, active S-enantiomer of CC-122, a widely studied molecular glue with clinical activity/safety data. SP-3164 demonstrates:  Potent cereblon binding, efficient degradation of neosubstrates, induction of apoptosis  Minimal to no interconversion to the R-enantiomer in in vivo studies; differential PK could lead to dosing advantages  Significant TGI in in vivo studies; improvement over approved IMiDs and comparable to CC-220 (Ph3) Elimination of the R-enantiomer may lead to improved activity and safety, as demonstrated by SP- 3165’s lack of anticancer activity and its potential role in supporting of tumor growth. 24 Future Directions • Explore SP-3164 in other heme malignancies; presenting at ASH 2022 • Continue assessing PK/PD effects to better understand clinical dosing • Continue exploring immuno-oncology effects and potential combinations for SP-3164

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Acknowledgements 25 Aundrietta Duncan, PhD Justine Delgado, PhD Sheila DeWitt, PhD* Vincent Jacques, PhD* Ray Starrett, MSc Nadeem Mirza, MD, MPH Steve Horrigan, PhD Jim Goebel, PhD * Employees of DeuteRx, a collaboration partner with Salarius

© 2022 Salarius Pharmaceuticals, Inc. Non Confidential Thank you!